                            DVI RECEIVABLES X  1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                       525,890.30
Available Funds:
      Contract Payments due and received in this period                                                                2,972,556.40
      Contract Payments due in prior period(s) and received in this period                                               247,629.17
      Contract Payments received in this period for next period                                                           98,048.61
      Sales, Use and Property Tax, Maintenance, Late Charges                                                             103,616.92
      Prepayment Amounts related to early termination in this period                                                      42,224.70
      Servicer Advance                                                                                                   226,528.07
      Proceeds received from recoveries on previously Defaulted Contracts                                                      0.00
      Transfer from Reserve Account                                                                                        3,055.77
      Interest earned on Collection Account                                                                                3,610.90
      Interest earned on Affiliated Account                                                                                  148.74
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                              0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01
      (Substituted contract < Predecessor contract)                                                                       45,927.42
      Amounts paid under insurance policies                                                                                    0.00
      Any other amounts                                                                                                        0.00
                                                                                                                       ------------
Total Available Funds                                                                                                  4,269,237.00
Less: Amounts to be Retained in Collection Account                                                                       458,220.85
                                                                                                                       ------------
AMOUNT TO BE DISTRIBUTED                                                                                               3,811,016.15
                                                                                                                       ============
DISTRIBUTION OF FUNDS:

      1.  To Trustee -  Fees                                                                                                   0.00
      2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                     247,629.17
      3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

           a) Class A1 Principal and Interest                                                                                  0.00
           a) Class A2 Principal (distributed after A1 Note matures) and Interest                                              0.00
           a) Class A3 Principal (distributed after A2 Note matures) and Interest                                              0.00
           a) Class A4 Principal (distributed after A3 Note matures) and Interest                                      3,002,692.73
           b) Class B Principal and Interest                                                                              51,269.66
           c) Class C Principal and Interest                                                                             102,916.83
           d) Class D Principal and Interest                                                                              69,707.47
           e) Class E Principal and Interest                                                                              91,750.36

      4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                              0.00
      5.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                 15,671.03
           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                86,976.24
           c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                       3,055.77
      6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                     107,376.56
      7.  To Servicer, Servicing Fee and other Servicing Compensations                                                    31,970.33
                                                                                                                       ------------
TOTAL FUNDS DISTRIBUTED                                                                                                3,811,016.15
                                                                                                                       ============
                                                                                                                       ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}               458,220.85
                                                                                                                       ============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,702,437.25
        - Add Investment Earnings                                                                                          3,055.77
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
        - Less Distribution to Certificate Account                                                                         3,055.77
                                                                                                                      -------------
End of period balance                                                                                                 $2,702,437.25
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,702,437.25
                                                                                                                      =============

                            DVI RECEIVABLES X  1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                  61,498,313.85
                   Pool B                                                                  13,524,897.92
                                                                                           -------------
                                                                                                                  75,023,211.77
Class A Overdue Interest, if any                                                                    0.00
Class A Monthly Interest - Pool A                                                             370,014.85
Class A Monthly Interest - Pool B                                                              81,374.80

Class A Overdue Principal, if any                                                                   0.00
Class A Monthly Principal - Pool A                                                          1,945,194.28
Class A Monthly Principal - Pool B                                                            606,108.80
                                                                                           -------------
                                                                                                                   2,551,303.08
Ending Principal Balance of the Class A Notes
                   Pool A                                                                  59,553,119.57
                   Pool B                                                                  12,918,789.12
                                                                                           -------------          -------------
                                                                                                                  72,471,908.69
                                                                                                                  =============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000         Ending Principal
Original Face $237,814,000      Original Face $237,814,000          Balance Factor
  $            1.898079           $            10.728145              30.474198%
-----------------------------------------------------------------------------------

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                         0.00
                   Class A2                                                                         0.00
                   Class A3                                                                         0.00
                   Class A4                                                                75,023,211.77
                                                                                           -------------
Class A Monthly Interest                                                                                          75,023,211.77
                   Class A1 (Actual Number Days/360)                                                0.00
                   Class A2                                                                         0.00
                   Class A3                                                                         0.00
                   Class A4                                                                   451,389.65
                                                                                           -------------
Class A Monthly Principal
                   Class A1                                                                         0.00
                   Class A2                                                                         0.00
                   Class A3                                                                         0.00
                   Class A4                                                                 2,551,303.08
                                                                                           -------------
                                                                                                                   2,551,303.08
Ending Principal Balance of the Class A Notes
                   Class A1                                                                         0.00
                   Class A2                                                                         0.00
                   Class A3                                                                         0.00
                   Class A4                                                                72,471,908.69
                                                                                           -------------          -------------
                                                                                                                  72,471,908.69
                                                                                                                  =============

CLASS A4

-----------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per $1,000          Ending Principal
Original Face $99,051,000       Original Face $99,051,000           Balance Factor
  $            4.557144           $           25.757469                73.166256%
-----------------------------------------------------------------------------------

                            DVI RECEIVABLES X  1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                       Pool A                                                               1,048,541.86
                       Pool B                                                                 230,615.16
                                                                                            ------------
                                                                                                                   1,279,157.02

Class B Overdue Interest, if any                                                                    0.00
Class B Monthly Interest - Pool A                                                               6,378.63
Class B Monthly Interest - Pool B                                                               1,402.91
Class B Overdue Principal, if any                                                                   0.00
Class B Monthly Principal - Pool A                                                             33,156.72
Class B Monthly Principal - Pool B                                                             10,331.40
                                                                                            ------------
                                                                                                                      43,488.12
Ending Principal Balance of the Class B Notes
                       Pool A                                                               1,015,385.14
                       Pool B                                                                 220,283.76
                                                                                            ------------           ------------
                                                                                                                   1,235,668.90
                                                                                                                   ============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000          Ending Principal
Original Face $4,054,000         Original Face $4,054,000           Balance Factor
  $          1.919472             $          10.727213                 30.480239%
-----------------------------------------------------------------------------------

VI.  CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                       Pool A                                                               2,096,302.67
                       Pool B                                                                 461,011.38
                                                                                            ------------
                                                                                                                   2,557,314.05

Class C Overdue Interest, if any                                                                    0.00
Class C Monthly Interest - Pool A                                                              13,066.95
Class C Monthly Interest - Pool B                                                               2,873.64
Class C Overdue Principal, if any                                                                   0.00
Class C Monthly Principal - Pool A                                                             66,313.44
Class C Monthly Principal - Pool B                                                             20,662.80
                                                                                            ------------
                                                                                                                      86,976.24
Ending Principal Balance of the Class C Notes
                       Pool A                                                               2,029,989.23
                       Pool B                                                                 440,348.58
                                                                                            ------------           ------------
                                                                                                                   2,470,337.81
                                                                                                                   ============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000          Ending Principal
Original Face $8,107,000         Original Face $8,107,000           Balance Factor
  $          1.966275             $           10.728536                30.471664%
-----------------------------------------------------------------------------------

                            DVI RECEIVABLES X  1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
        Pool A                                                1,397,795.43
        Pool B                                                  307,413.94
                                                              ------------
                                                                                    1,705,209.37

Class D Overdue Interest, if any                                      0.00
Class D Monthly Interest - Pool A                                 9,609.84
Class D Monthly Interest - Pool B                                 2,113.47
Class D Overdue Principal, if any                                     0.00
Class D Monthly Principal - Pool A                               44,208.96
Class D Monthly Principal - Pool B                               13,775.20
                                                              ------------
                                                                                       57,984.16
Ending Principal Balance of the Class D Notes
        Pool A                                                1,353,586.47
        Pool B                                                  293,638.74
                                                              ------------          ------------
                                                                                    1,647,225.21
                                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000        Original Face $5,405,000         Balance Factor
  $           2.168975            $         10.727874               30.475952%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
        Pool A                                                1,747,049.10
        Pool B                                                  384,212.62
                                                              ------------
                                                                                    2,131,261.72

Class E Overdue Interest, if any                                      0.00
Class E Monthly Interest - Pool A                                15,796.24
Class E Monthly Interest - Pool B                                 3,473.92
Class E Overdue Principal, if any                                     0.00
Class E Monthly Principal - Pool A                               55,261.20
Class E Monthly Principal - Pool B                               17,219.00
                                                              ------------
                                                                                       72,480.20
Ending Principal Balance of the Class E Notes
        Pool A                                                1,691,787.90
        Pool B                                                  366,993.62
                                                              ------------          ------------
                                                                                    2,058,781.52
                                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $6,756,000        Original Face $6,756,000         Balance Factor
  $          2.852303             $          10.728271              30.473380%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X  1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
        Pool A                                                2,096,868.67
        Pool B                                                  461,170.08
                                                              ------------
                                                                                    2,558,038.75

Residual Interest - Pool A                                       12,835.06
Residual Interest - Pool B                                        2,835.97
Residual Principal - Pool A                                      66,313.44
Residual Principal - Pool B                                      20,662.80
                                                              ------------
                                                                                       86,976.24
Ending Residual Principal Balance
        Pool A                                                2,030,555.23
        Pool B                                                  440,507.28
                                                              ------------          ------------
                                                                                    2,471,062.51
                                                                                    ============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                      31,970.33
 - Servicer Advances reimbursement                                                    247,629.17
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                    107,376.56
                                                                                    ------------
Total amounts due to Servicer                                                         386,976.06
                                                                                    ============

                            DVI RECEIVABLES X  1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  beginning of the related Collection Period                                                              69,884,871.54

Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                0.00

Decline in Aggregate Discounted Contract Balance                                                           2,210,448.04
                                                                                                          -------------
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  ending of the related Collection Period                                                                 67,674,423.50
                                                                                                          =============

Components of Decline in Aggregate Discounted Contract Balance:
  - Principal portion of Contract Payments and Servicer Advances                           2,180,596.36

  - Principal portion of Prepayment Amounts                                                   29,851.68

  - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                       0.00

  - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                            0.00

  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
      during Collection Period                                                                     0.00
                                                                                           ------------
                          Total Decline in Aggregate Discounted Contract Balance           2,210,448.04
                                                                                           ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  beginning of the related Collection Period                                                              15,369,321.07

Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                0.00

Decline in Aggregate Discounted Contract Balance                                                             688,760.00

                                                                                                          -------------
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  ending of the related Collection Period                                                                 14,680,561.07
                                                                                                          =============

Components of Decline in Aggregate Discounted Contract Balance:
  - Principal portion of Contract Payments and Servicer Advances                             676,659.46

  - Principal portion of Prepayment Amounts                                                   12,100.54

  - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                       0.00

  - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                            0.00

  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
      during Collection Period                                                                     0.00

                                                                                             ----------
                           Total Decline in Aggregate Discounted Contract Balance            688,760.00
                                                                                             ==========

                                                                                                          -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                         82,354,984.57
                                                                                                          =============

                           DVI RECEIVABLES X  1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A

                                                                                            Predecessor
                                                          Discounted        Predecessor      Discounted
Lease #           Lessee Name                            Present Value        Lease #       Present Value
---------------------------------------------------      -------------      -----------    ---------------
3024-003          RADNET MANAGEMENT II, INC.             $1,289,113.68      1667-003       $  1,466,069.44
                  CASH                                   $  176,955.76
1743-004          HYPERBARIC MANAGEMENT SYS              $1,539,883.34      2425-001       $  1,890,612.33
3221-001          TOTAL IMAGING OF SUN CITY, LLC         $1,496,892.51      2427-001       $  1,194,070.97
3307-001          OPEN MRI OHIO 2 VENTURES, LLC          $1,181,820.77       917-503       $    644,152.99
3323-003          OPEN MRI OHIO 1 VENTURES, LLC          $1,162,123.59      1004-503       $     77,559.49
                                                                            1048-501       $    896,884.04
                                                                            1049-504       $    644,152.99
                                                                            1050-504       $     85,901.56
                                                         -------------                     ---------------
                  Totals:                                $6,846,789.65                     $  6,899,403.81

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                   $  6,899,403.81
b) ADCB OF POOL A AT CLOSING DATE                                                          $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES             NO  X

  POOL B

                                                                                            Predecessor
                                                           Discounted       Predecessor      Discounted
Lease #           Lessee Name                            Present Value        Lease #       Present Value
---------------------------------------------------      -------------      -----------    ---------------
                  NONE
                                                         -------------                     ---------------
                  Totals:                                        $0.00                               $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                   $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                          $ 59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                        0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES            NO   X

                      DVI RECEIVABLES X  1999-2
                           SERVICER REPORT
                FOR THE PAYMENT DATE DECEMBER 13, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

  POOL A - NON-PERFORMING

                                                                                                                 Predecessor
                                                                   Discounted          Predecessor                Discounted
Lease #    Lessee Name                                            Present Value          Lease #                 Present Value
------------------------------------------------                  -------------        -----------              ---------------
2841-001   Medical Imaging Co. Inc.                                1,121,500.51          2207-001               $    551,274.29
2004383-1  Robert Wood Johnson University                            512,828.61          2207-002               $  1,160,782.50
2005209-2  Memorial Regional Medical Center                          252,655.70          2207-003               $    181,136.33
           Cash                                                        6,208.31
2875-007   MRI of River North, Inc. et al.                         1,629,015.55          2337-001               $  1,215,773.70
3024-003   Radnet Management II, Inc.                              1,495,882.60          4283-401               $    286,487.54
                                                                                         2314-002               $  1,209,395.06
3718-005   USD Dayton Inc., & USD Dayton Holding                   1,711,481.42          1969-003               $  1,251,411.72
                                                                                         1954-002               $    221,077.49
                                                                                         1954-003               $     74,796.06
                                                                                         1095-501               $    209,827.19
                                                                  -------------                                 ---------------
                                                       Totals:    $6,729,572.70                                 $  6,361,961.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 $  6,361,961.88
b) ADCB OF POOL A AT CLOSING DATE                                                                               $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                 $1,757,112.46
b) Total discounted Contract Balance of Substitute Receivables                                  $1,711,481.42
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                      $   45,631.04

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES X              NO

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                  Predecessor
                                                                   Discounted          Predecessor                 Discounted
Lease #      Lessee Name                                          Present Value          Lease #                  Present Value
------------------------------------------------                  -------------        -----------               --------------
             None
                                                                  -------------                                  --------------
                                                       Totals:            $0.00                                           $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                     $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                $59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                                  $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
   Agreement Section 7.02                                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES             NO  X

                            DVI RECEIVABLES X 1999-2
                               SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

XV.  POOL PERFORMANCE MEASUREMENTS

1.   Aggregate Discounted Contract Balance

CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
This Month                         618,211.54                  This Month                     82,354,984.57
1 Month Prior                    3,365,425.48                  1 Month Prior                  85,254,192.61
2 Months Prior                   2,853,299.59                  2 Months Prior                 88,997,737.22

Total                            6,836,936.61                  Total                         256,606,914.40

a) 3 MONTH AVERAGE               2,278,978.87                  b) 3 MONTH AVERAGE             85,535,638.13

c) a/b                                   2.66%

2.   Does a Delinquency Condition Exist (1c > 6% )?           Yes        No  X

3.   Restricting Event Check

     A. A Delinquency Condition exists for
        current period?                                       Yes        No  X

     B. An Indenture Event of Default has
        occurred and is then continuing?                      Yes        No  X

4.   Has a Servicer Event of Default occurred?                Yes        No  X

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                         Yes        No  X

     B. Bankruptcy, insolvency, reorganization;
        default/violation of any covenant or
        obligation not remedied within 90 days?               Yes        No  X

     C. As of any Determination date, the sum of
        all defaulted contracts since the Closing
        date exceeds 6% of the ADCB on the Closing Date?      Yes        No  X

6.   Aggregate Discounted Contract Balance at
     Closing Date                                        Balance $270,243,724.70

     DELINQUENT LEASE SUMMARY

Days Past Due           Current Pool Balance          # Leases
-------------           --------------------          --------
      31 - 60                   2,433,845.67                17
      61 - 90                   1,239,078.47                10
     91 - 180                     618,211.54                 5

     Approved By
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization